united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2015

Giralda Fund

Manager Shares – GDAMX

Giralda Risk-Managed Growth Fund

Class I Shares – GRGIX

1-855-GIRALDA
www.GiraldaFunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Giralda Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

December 31, 2015

Dear Shareholders,

This report covers the performance of The Giralda Fund and Giralda Risk-Managed Growth Fund (collectively, the “Funds”) through December 31, 2015. We also provide our management discussion and investment outlook.

Performance Review

Net total returns1 for the Funds are shown in the charts below and in the table on the following page. To provide context, total returns are also shown for the peer group category (Long/Short Equity) assigned to the Funds by Morningstar. In addition, the table shows total returns, gross of fees and expenses, for the S&P 500 Stock Index and the Dow Jones Industrial Average.

Total Returns - Annualized† through 12/31/2015 (unaudited)

Total Returns - by Calendar Year (unaudited)

[1]	Total returns include the reinvestment of dividends.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

	Total Returns (unaudited)
	Annualized† through 12/31/2015							By Calendar Year
						Since	Since
	3-month	6-month	1-year	2-year	3-year	5/28/14*	7/19/11**	2015	2014	2013	2012
The Giralda Fund (GDAMX)	5.7%	-2.9%	-1.3%	3.8%	11.5%	3.3%	6.7%	-1.3%	9.2%	28.6%	9.0%
Giralda Risk-Managed Growth Fund (GRGIX)	5.6%	-2.7%	-1.7%			2.5%		-1.7%
Morningstar Long/Short Equity Category	1.6%	-3.0%	-2.1%	0.4%	5.5%	-0.6%	3.0%	-2.1%	2.9%	14.6%	5.2%
S&P 500 Index	7.0%	0.2%	1.4%	7.4%	15.1%	6.5%	12.6%	1.4%	13.7%	32.4%	16.0%
DJIA Index	7.7%	0.2%	0.2%	5.0%	12.7%	5.4%	10.3%	0.2%	10.0%	29.7%	10.2%

Source: Bloomberg and Morningstar.com	†Returns for periods less than 12 months are not annualized

Returns for the Giralda Funds and Morningstar category are net of fees and expenses	* Inception date - GRGIX

Returns for indexes are gross of fees and expenses	** Inception date - GDAMX

The performance quoted in the table represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investors cannot invest directly in an index or benchmark. For performance information current to the most recent month-end, please call toll-free 1-855-GIRALDA. Additional information can be found on our website, www.GiraldaFunds.com.

The Funds’ total operating expenses after the fee waiver as stated in the Funds’ prospectuses dated October 28, 2015 are 0.89% (1.39% without fee waiver) and 1.50% (1.86% without fee waiver), respectively, for The Giralda Fund and the Giralda Risk-Managed Growth Fund.

On December 28, 2015, a long-term capital gains distribution of $1.1508 per GDAMX share was paid; there was no distribution from GRGIX.

Management Discussion

We are pleased to report that the Funds continue to deliver risk-managed exposure to the U.S. large-cap equity market in what we consider a very competitive and cost-effective manner.

To review, the Funds share the same objective, strategies, and management; they differ only in the level of management fees and expenses (see Notes and Disclosures section for details), and this difference drives the performance differential between the two Funds. Each of the Funds contains two proprietary risk management elements: (i) a sector rotation strategy designed to offer risk management against sustained equity market downturns; and (ii) a suite of “tail risk hedges” designed to provide risk management against sudden and severe market crashes. In equity markets that feature neither of these adverse events, such as the market that has prevailed since inception of the Funds, the aim of the sector rotation strategy is to closely track the S&P 500 Index and the aim of the tail risk hedges is to have minimal carrying cost. Both elements of our strategy have performed well against those objectives.

Specifically, for calendar year 2015, our sector rotation strategy slightly underperformed the S&P 500, due largely to tracking error experienced by several of the industry sector ETFs used to execute this strategy. Tracking error in this situation tends to be random, and can be positive or negative over any performance period. It should be noted that, due to the market’s weakness, our strategy was quite active, generating more sector rotation activity in the last six months than we have seen in several years. Five of the ten sectors were affected, namely energy, utilities, materials, industrials, and telecom.

For the same 12-month period, our tail risk hedges had essentially no carrying cost. This is the least expensively we have been able to provide this type of downside risk management since the inception of the Funds. It is the gratifying result of our ongoing efforts to continually improve the delivery of these

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

hedges, including the formal Request for Proposal process we initiated in early 2015 and described in our latest annual shareholder report.

The competitiveness of our combined risk management strategies can be further gauged by comparison with other strategies that attempt to provide equity downside protection. The Chicago Board Options Exchange (CBOE) has recently introduced an index that suits this benchmarking purpose. The CBOE S&P 500 5% Protective Put Index (PPUT) was launched by CBOE in August 2015 and calculated by CBOE retroactively for prior periods. PPUT is designed to track the performance of a hypothetical strategy that holds a long position indexed to the S&P 500 Index and buys a monthly 5% out-of-the-money S&P 500 Index (SPX) put option as a hedge. For calendar year 2015, PPUT performance was -5.1%, which the Funds have materially outperformed.

Seeking to provide downside equity-risk management — of a form and extent meaningful to clients’ long-term financial security and in a very competitive, cost-effective manner — is the primary reason we created the Funds. We continually search for ways to enhance the efficacy and reduce the cost of our risk-management strategies, and we take pride in our steady success in this regard over the life of the Funds.

Investment Outlook

In 2015, volatility again roiled the domestic equity market. For the third time in the last 24 months, the S&P 500 flirted with a “correction”2 due to a sharp and sudden decline from a market high, only to then experience a recovery that was every bit as sharp and sudden. This type of semi-deep rapid cycling is unusual market behavior by historical standards but may now become more the norm.

This volatility notwithstanding, the market has not declined beyond the correction threshold into true bear market territory for roughly seven years now, well longer than typical, and many observers believe that a severe decline, one exceeding 20%, is long overdue. Whether a bear market arises in 2016 cannot be known at present, and both optimists and pessimists can find evidence to support their opinions.

U.S. economic forecasts call for stronger growth ahead. Trends are improving in the labor market. Employment and wage dynamics are important determinants of confidence in the economy and an expression of optimism by business operators. A strong labor market provides a positive backdrop to consumer spending, healthy income growth, and improved sentiment relative to the domestic economy. An upward trajectory continues to take shape in consumers’ real disposable income and consumption of durable & nondurable goods, including housing.

On the other hand, domestic equities may be dragged down by influences from overseas, such as the structural weakening of the Chinese economy, low growth conditions in Europe and Japan, and intensifying geo-political instabilities and threats. Other concerns include uncertainty in crude oil prices, tighter U.S. monetary policy, the rising U.S. debt burden, arguably stretched U.S. equity valuations, and the ever-present threat of terrorist attacks.

[2]	Generally defined as a drawdown of at least 10% from a previous high

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

For our part, we believe the U.S. economy is currently in mid-cycle expansion mode. We are modestly confident that the forces driving domestic growth trends will continue to persist in 2016, albeit growth may come at a less than robust pace, and the forces outlined above may add layers of uncertainty and heightened volatility to the equity markets. We expect the U.S. economy to fare better in the next year than its international counterparts. We also strongly favor U.S. equities over bonds, which will continue to come under pressure with each successive interest rate hike. We continue to advocate vigilance in managing portfolio risk exposures and encourage investors to seek out investments that directly aim to deliver downside protection.

Positioning the Funds within a Portfolio

During the Funds’ existence to date, we have seen neither extended bear markets nor catastrophic crashes in U.S. large-cap equities, against which the Funds explicitly seek to provide protection. As we have said since inception, the true worth of this protection can be evaluated only over complete market cycles. Because we have been able to provide risk management in what we consider a very cost- effective manner with minimal performance drag during periods when, in retrospect, protection was not needed, we believe that the Funds continue to represent a prudent long-term holding within a diversified portfolio.

As we have noted in the past, users have positioned the Funds in various ways within their portfolios: as a core equity holding, as a liquid alternative, or as a substitute for an aggressive allocation fund. Given the unpromising outlook for non-equity assets — in particular, the poor prospects for traditional fixed income investments in a rising interest rate environment — risk-managed equity investments such as the Funds allow the portfolio manager another possibility, i.e., “re-risking” the portfolio by re-thinking asset allocation. This involves increasing the portfolio’s equity allocation, but using risk-managed equities in lieu of (at least part of the allocation to) traditional equities, thereby lessening the portfolio’s reliance on non-equity asset classes. This re-risking has the potential to increase expected return and decrease risk at the portfolio level. This could represent a powerful solution to an asset allocation problem that portfolio managers have not faced in the last three decades of the bull market in bonds.

Regardless of the actual positioning of the Funds within the portfolio, we believe a meaningful allocation to the Funds can materially enhance the risk-return profile of the overall portfolio.

Thank you for your confidence and support. It is a privilege to serve you.

Sincerely,

Jerry Miccolis, CFA®, CFP®, FCAS, MAAA, CERA	Gladys Chow, CIMA®
Chief Investment Officer	Portfolio Manager

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

Notes and Disclosures:

This overview and any other communication received in connection with the Funds should not be construed as legal, accounting, tax, investment, or other advice. There is no assurance the Funds will achieve or maintain their investment objectives or pay dividends.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds. This and other important information about the Funds is contained in the prospectuses, which can be obtained at www.GiraldaFunds.com or by calling 855-447-2532 (855-GIRALDA). The prospectuses should be read carefully before investing. The Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Giralda Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

Mutual funds involve risk including the possible loss of principal. ETFs and mutual funds are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk and sector risk, to name a few. Investments in lesser-known, small, and medium capitalization companies may be more vulnerable than larger, more established organizations. As a non-diversified fund, the Funds may be more vulnerable to any single economic, business, political or regulatory occurrence than a diversified investment company fund. Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The net expense ratio of The Giralda Fund, exclusive of “acquired fund fees and expenses” (e.g., the expenses within the ETFs held by the Funds), is 0.69%. The Funds’ investment adviser has contractually agreed to waive one-half of its 1.00% advisory fee for Manager Class shares of The Giralda Fund, at least until October 31, 2016. Without this waiver, The Giralda Fund’s total annual operating expenses would be 1.19% exclusive of “acquired fund fees and expenses.” The Funds’ investment adviser has contractually agreed to reduce its fees and/or absorb expenses of Giralda Risk-Managed Growth Fund, at least until October 31, 2016, to ensure that the net annual fund operating expenses exclusive of “acquired fund fees and expenses” will not exceed 1.30% attributable to the Class I shares, subject to possible recoupment from the Fund in future years. Without these waivers, the Giralda Risk-Managed Growth Fund’s total annual operating expenses exclusive of “acquired fund fees and expenses” would be 1.66% attributable to Class I shares. The gross expense ratio, inclusive of acquired fund fees and expenses and before any fee waivers, for The Giralda Fund is 1.39%, and for the Giralda Risk-Managed Growth Fund is 1.86% for Class I shares. The expense ratios cited above are per the October 28, 2015 prospectuses for the respective Funds.

Morningstar is an independent provider of financial information.

The Standard and Poor’s (S&P) 500 Stock Index (SPX) is a market capitalization-weighted index of 500 stocks of the top companies in leading industries of the U.S. economy. The index, widely regarded as the best single gauge of large-cap U.S. equities, is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these selected 500 stocks representing all major industries.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

The Dow Jones Industrial Average (DJIA) is a price-weighted measure of 30 U.S. blue-chip stocks of companies that are generally the leaders in their industry within the U.S. economy. It has been a widely followed indicator of the stock since October 1, 1928.

The CBOE S&P 500 5% Put Protection Index (PPUT) is designed to track the performance of a hypothetical strategy that holds a long position indexed to the S&P 500 Index and buys a monthly 5% out-of-the-money (OTM) S&P 500 Index (SPX) put option as a hedge. PPUT rolls on a monthly basis, typically every third Friday of the month.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

Realized volatility, sometimes referred to as the historical volatility, measures the magnitude of daily price movements of a financial instrument. The implied volatility refers to the market’s assessment of future volatility of the financial instrument. Realized volatility is often compared to implied volatility to determine if a security is over-valued or under-valued.

Giralda Advisors is an SEC-registered investment adviser with its principal place of business in the State of New York. Registration of an investment adviser does not imply any level of skill or training. Giralda and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Giralda maintains clients. Giralda may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Giralda with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Giralda, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

4008-NLD-1/8/2016

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

The Giralda Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 98.8%
	EQUITY FUNDS - 98.8%
274,100	Consumer Discretionary Select Sector SPDR Fund	$21,420,915
390,300	Consumer Staples Select Sector SPDR Fund	19,706,247
328,300	Energy Select Sector SPDR Fund	19,878,565
1,202,100	Financial Select Sector SPDR Fund	28,585,938
298,700	Health Care Select Sector SPDR Fund	21,521,335
375,400	Industrial Select Sector SPDR Fund	19,899,954
274,500	iShares US Technology ETF	29,379,735
154,400	iShares US Telecommunications ETF	4,445,176
124,200	Utilities Select Sector SPDR Fund	5,375,376
	TOTAL EXCHANGE TRADED FUNDS (Cost - $128,247,519)	170,213,241

	SHORT-TERM INVESTMENTS - 1.5%
	MONEY MARKET FUND - 1.5%
2,642,878	Short-Term Investments Trust -STIC Prime Portfolio - Private Class - 0.08% +	2,642,878
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,642,878)

	TOTAL INVESTMENTS (Cost - $130,890,397) (a) - 100.3%	$172,856,119
	LIABILITIES LESS CASH AND OTHER ASSETS - (0.3)%	(531,738)
	NET ASSETS - 100.0%	$172,324,381

ETF - Exchange Traded Fund

+	Money Market Fund; Interest rate reflects seven-day effective yield on December 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $132,162,484 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$43,974,842
Unrealized Depreciation:	(3,281,207)
Net Unrealized Appreciation:	$40,693,635

				Unrealized
		Notional	Termination	Appreciation
TOTAL RETURN SWAP CONTRACTS:	Counterparty	Amount	Date	(Depreciation)

Index swap on Barclays ASTRO US Variable Excess Return- to receive Total Return vs. Fee (0.00%(Days/365))**	Barclays	$10,499,935	3/31/2016	$(1,254)
Index swap on Deutsche Bank ProVol Balanced Index- to receive Total Return vs. Fee (1.00%(Days/365))	Deutsche Bank	23,000,000	5/23/2016	107,234
Index swap on SGI Vol Select 2 Index - to receive Total Return vs. Fee (0.65% spread (Days/360))	Societe Generale	23,000,000	7/6/2016	—
Index swap on SGI Alpha ERC Index - to receive Total Return vs. Fee (0.65%(Days/360))	Barclays	30,000,000	12/30/2016	(145,561)

Net unrealized depreciation on swap contracts:				$(39,581)

**	1.5% spread is included in the fair value of the Swap

THE GIRALDA FUND PORTFOLIO COMPOSITION**

(Unaudited)

Exchanged Traded Funds	98.5%
Short-Term Investments	1.5%
100.0%

** Based on Portfolio Market Value and holdings as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Giralda Risk-Managed Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 99.2%
	EQUITY FUNDS - 99.2%
31,800	Consumer Discretionary Select Sector SPDR Fund	$2,485,170
45,250	Consumer Staples Select Sector SPDR Fund	2,284,673
38,200	Energy Select Sector SPDR Fund	2,313,010
139,450	Financial Select Sector SPDR Fund	3,316,121
34,650	Health Care Select Sector SPDR Fund	2,496,532
43,600	Industrial Select Sector SPDR Fund	2,311,236
31,900	iShares US Technology ETF	3,414,257
17,900	iShares US Telecommunications ETF	515,341
14,400	Utilities Select Sector SPDR Fund	623,232
	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,578,104)	19,759,572

	SHORT-TERM INVESTMENTS - 1.4%
	MONEY MARKET FUND - 1.4%
277,615	Short-Term Investments Trust -STIC Prime Portfolio - Private Class - 0.08% +	277,615
	TOTAL SHORT-TERM INVESTMENTS (Cost - $277,615)

	TOTAL INVESTMENTS (Cost - $18,855,719) (a) - 100.6%	$20,037,187
	LIABILITIES LESS CASH AND OTHER ASSETS - (0.6)%	(121,000)
	NET ASSETS - 100.0%	$19,916,187

ETF - Exchange Traded Fund

+	Money Market Fund; Interest rate reflects seven-day effective yield on December 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,874,056 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,431,640
Unrealized Depreciation:	(268,509)
Net Unrealized Appreciation:	$1,163,131

				Unrealized
		Notional	Termination	Appreciation
TOTAL RETURN SWAP CONTRACTS:	Counterparty	Amount	Date	(Depreciation)

Index swap on Barclays ASTRO US Variable Excess Return Index- to receive Total Return vs. Fee (0.00%(Days/365))**	Barclays	$1,049,993	3/31/2016	$(125)
Index swap on Deutsche Bank ProVol Balanced Index - to receive Total Return vs. Fee (1.00%(Days/365))	Deutsche Bank	2,500,000	5/23/2016	11,656
Index swap on SGI Vol Select 2 Index - to receive Total Return vs. Fee (0.65% spread (Days/360))	Societe Generale	2,500,000	7/6/2016	—
Index swap on SGI Alpha ERC Index - to receive Total Return vs. Fee (0.65%(Days/365))	Barclays	3,000,000	12/30/2016	(14,556)

Net unrealized depreciation on swap contracts:				$(3,025)

**	1.5% spread is included in the fair value of the Swap

GIRALDA RISK-MANAGED GROWTH FUND PORTFOLIO COMPOSITION**

(Unaudited)

Exchanged Traded Funds	98.6%
Short-Term Investments	1.4%
100.0%

** Based on Portfolio Market Value and holdings as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Giralda Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2015

		Giralda Risk-Managed
	The Giralda Fund	Growth Fund
Assets:
Investments in Securities at Cost	$130,890,397	$18,855,719
Investments in Securities at Value	$172,856,119	$20,037,187
Cash	98,893	—
Dividends and Interest Receivable	499,935	49,994
Receivable for Securities Sold	20,156,299	2,334,903
Receivable for Securities - Swaps	604,391	64,527
Prepaid Expenses and Other Assets	11,260	20,055
Total Assets	194,226,897	22,506,666

Liabilities:
Accrued Advisory Fees	161,636	27,362
Payable to Related Parties	41,724	1,110
Payable for Fund Shares Redeemed	—	17,137
Unrealized Depreciation on Swap Contracts	39,581	3,025
Due to Broker	—	4,153
Payable for Securities Purchased	21,650,768	2,519,454
Accrued Expenses and Other Liabilities	8,807	18,238
Total Liabilities	21,902,516	2,590,479

Net Assets	$172,324,381	$19,916,187

Composition of Net Assets:
At December 31, 2015, Net Assets consisted of:
Paid-in-Capital	$118,008,221	$19,895,503
Undistributed Net Investment Income	1,144,256	60,730
Accumulated Net Realized Gain (Loss) From Investments and Swap Contracts	11,245,763	(1,218,489)
Net Unrealized Appreciation on Investments and Swap Contracts	41,926,141	1,178,443
Net Assets	$172,324,381	$19,916,187

Net Asset Value Per Share
Manager Shares:
Net Assets	$172,324,381	$—
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	14,580,442	—
Net Asset Value, Offering Price and Redemption Price per Share ($172,324,381/14,580,442 shares outstanding) (a)	$11.82	$—

Class I Shares:
Net Assets	$—	$19,916,187
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	—	1,927,376
Net Asset Value, Offering Price and Redemption Price per Share ($19,916,187/1,927,376 shares outstanding) (a)	$—	$10.33

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

Giralda Funds
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2015

		Giralda Risk-Managed
	The Giralda Fund	Growth Fund
Investment Income:
Dividend Income	$1,964,124	$209,706
Interest Income	686	140
Total Investment Income	1,964,810	209,846

Expenses:
Investment Advisory Fees	1,000,892	107,953
Administration Fees	82,592	9,393
Fund Accounting Fees	26,133	—
Custody Fees	20,165	2,521
Registration and Filing Fees	20,165	10,081
Legal Fees	14,115	7,562
Chief Compliance Officer Fees	13,106	302
Transfer Agent Fees	12,602	1,614
Audit Fees	7,814	7,815
Printing Expense	8,066	4,537
Trustees’ Fees	6,050	6,050
Insurance Expense	6,050	125
Non 12b-1 Shareholder Fees	2,540	1,260
Miscellaneous Expenses	2,767	806
Total Expenses	1,223,057	160,019
Less: Investment Advisory Fees Waived	(500,446)	(19,648)
Net Expenses	722,611	140,371
Net Investment Income	1,242,199	69,475

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	15,384,006	(758,736)
Swap Contracts	(2,054,891)	(159,064)
Options Purchased	777,799	85,853
	14,106,914	(831,947)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(20,969,651)	110,198
Swap Contracts	(137,524)	(11,770)
	(21,107,175)	98,428

Net Realized and Unrealized Loss on Investments	(7,000,261)	(733,519)

Net Decrease in Net Assets Resulting From Operations	$(5,758,062)	$(664,044)

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	December 31, 2015	June 30, 2015
	(Unaudited)
Operations:
Net Investment Income	$1,242,199	$3,451,826
Net Realized Gain on Investments and Swaps	14,106,914	17,528,139
Net Change in Unrealized Depreciation on Investments and Swaps	(21,107,175)	(8,441,404)
Net Increase (Decrease) in Net Assets Resulting From Operations	(5,758,062)	12,538,561

Distributions to Shareholders From:
Net Investment Income:
Manager Class ($0.00 and $0.18 per share, respectively)	—	(2,802,640)
Capital Gains:
Manager Class ($1.15 and $0.06 per share, respectively)	(16,801,396)	(1,060,734)
Total Distributions to Shareholders	(16,801,396)	(3,863,374)

Capital Share Transactions:
Manager Class
Proceeds from Shares Issued	5,741,755	2,663,554
Distributions Reinvested	16,801,396	3,863,374
Cost of Shares Redeemed	(37,969,495)	(65,445,893)
Redemption Fees	—	113
Net Decrease from Capital Share Transactions	(15,426,344)	(58,918,852)

Total Net Decrease in Net Assets	(37,985,802)	(50,243,665)

Net Assets:
Beginning of Period	210,310,183	260,553,848
End of Period (including accumulated net investment income (loss) of $1,144,256 and $(97,943), respectively)	$172,324,381	$210,310,183

SHARE ACTIVITY
Manager Class
Shares Sold	437,975	203,177
Shares Reinvested	1,413,070	289,140
Shares Redeemed	(3,019,576)	(4,929,679)
Net decrease in shares of beneficial interest outstanding	(1,168,531)	(4,437,362)

The accompanying notes are an integral part of these financial statements.

Giralda Risk-Managed Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	December 31, 2015	June 30, 2015
	(Unaudited)
Operations:
Net Investment Income	$69,475	$111,201
Net Realized Loss on Investments and Swaps	(831,947)	(450,999)
Net Change in Unrealized Appreciation on Investments and Swaps	98,428	859,154
Net Increase (Decrease) in Net Assets Resulting From Operations	(664,044)	519,356

Distributions to Shareholders From:
Net Investment Income:
Class I Shares ($0.00 and $0.05 per share, respectively)	—	(89,924)
Return of Capital:
Class I Shares ($0.00 and $0.02 per share, respectively)	—	(44,867)
Total Distributions to Shareholders	—	(134,791)

Capital Share Transactions:
Class I
Proceeds from Shares Issued	4,052,605	15,618,940
Distributions Reinvested	—	134,652
Cost of Shares Redeemed	(4,688,947)	(4,225,121)
Redemption Fees	587	470
Net Increase (Decrease) from Capital Share Transactions	(635,755)	11,528,941

Total Net Increase (Decrease) in Net Assets	(1,299,799)	11,913,506

Net Assets:
Beginning of Period	21,215,986	9,302,480
End of Period (including accumulated net investment income (loss) of $60,730 and $(8,745), respectively)	$19,916,187	$21,215,986

SHARE ACTIVITY
Class I
Shares Sold	383,751	1,479,339
Shares Reinvested	—	12,672
Shares Redeemed	(454,395)	(397,956)
Net increase (decrease) in shares of beneficial interest outstanding	(70,644)	1,094,055

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Manager Class
	For the six months		For the year	For the year	For the year		For the period
	ended		ended	ended	ended		ended
	December 31, 2015		June 30, 2015	June 30, 2014	June 30, 2013		June 30, 2012 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$13.35		$12.91	$10.54	$9.35		$10.00
From Operations:
Net investment income (a)	0.08		0.19	0.19	0.18		0.11
Net gain (loss) from investments (both realized and unrealized)	(0.46)		0.49	2.18	1.01		(0.67)
Total from operations	(0.38)		0.68	2.37	1.19		(0.56)

Distributions to shareholders from
net investment income	—		(0.18)	—	(0.00	) (g)	(0.09)
net realized gains	(1.15)		(0.06)	—	—		—
Total distributions	(1.15)		(0.24)	—	(0.00)		(0.09)

Paid in capital from redemption fees	—		0.00 (g)	0.00 (g)	0.00	(g)	0.00	(g)

Net Asset Value, End of Period	$11.82		$13.35	$12.91	$10.54		$9.35

Total Return (b)	(2.89	)% (d)	5.24%	22.49%	12.77%		(5.53	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$172,324		$210,310	$260,554	$231,546		$210,684
Ratio of expenses to average net assets,
before waiver (e)	1.22	% (c)	1.19%	1.19%	1.18%		1.25	% (c)
net of waiver (e)	0.72	% (c)	0.34%	0.19%	0.18%		0.25	% (c)
Ratio of net investment income to average net assets (e) (f)	1.24	% (c)	1.43%	1.57%	1.85%		1.24	% (c)
Portfolio turnover rate	187	% (d)	25%	28%	155%		571	% (d)

(1)	The Giralda Fund commenced operations on July 19, 2011.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Giralda Risk-Managed Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented

	Class I
	For the six months		For the year	For the period
	ended		ended	ended
	December 31, 2015		June 30, 2015	June 30, 2014 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.62		$10.29	$10.00
From Operations:
Net investment income (a)	0.03		0.07	0.03
Net gain (loss) from investments (both realized and unrealized)	(0.32)		0.33	0.26
Total from operations	(0.29)		0.40	0.29

Distributions to shareholders from
net investment income	—		(0.05)	—
return of capital	—		(0.02)	—
Total distributions	—		(0.07)	—

Paid in capital from redemption fees	0.00	(g)	0.00 (g)	—

Net Asset Value, End of Period	$10.33		$10.62	$10.29

Total Return (b)	(2.73	)% (d)	3.89%	2.90	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$19,916		$21,216	$9,302
Ratio of expenses to average net assets,
before waiver (e)	1.48	% (c)	1.66%	2.27	% (c)
net of waiver (e)	1.30	% (c)	1.30%	1.30	% (c)
Ratio of net investment income to average net assets (e) (f)	0.64	% (c)	0.65%	3.64	% (c)
Portfolio turnover rate	201	% (d)	69%	0	% (d)

(1)	The Giralda Risk -Managed Growth Fund commenced operations on May 28, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2015

1.	ORGANIZATION

The Giralda Fund (the “Giralda Fund”) and Giralda Risk-Managed Growth Fund (the “Risk-Managed Growth Fund”) are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Giralda Fund offers one class of shares designated as Manager Class. The Risk-Managed Growth Fund offers Class A and I share classes. Class A did not commence operations during the six months ended December 31, 2015. The primary investment objective of both Funds is capital appreciation. The Giralda Fund commenced operations on July 19, 2011 and the Risk-Managed Growth Fund commenced operations on May 28, 2014. The Giralda Fund and the Risk-Managed Growth Fund are collectively referred to herein as the “Funds”. As of March 14, 2015, the Giralda Fund was closed to new investors.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Total Return Swaps are valued based on a price received from the underlying financial institution where the swap is being held. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2015

(iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the boards of directors of the Underlying Funds.

Open-end investments companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for the Funds’ assets and other financial instruments measured at fair value:

Giralda Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$170,213,241	$—	$—	$170,213,241
Short-Term Investments	2,642,878	—	—	2,642,878
Total	$172,856,119	$—	$—	$172,856,119

Derivatives
Open Swap Contracts*	$—	$(39,581)	$—	$(39,581)

Risk-Managed Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$19,759,572	$—	$—	$19,759,572
Short-Term Investments	277,615	—	—	277,615
Total	$20,037,187	$—	$—	$20,037,187

Derivatives
Open Swap Contracts*	$—	$(3,025)	$—	$(3,025)

The Funds did not hold any Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the period.

*The amounts shown for swaps is unrealized depreciation.

It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

See Portfolios of Investments for Industry Classification.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non- income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2015

are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. For the six months ended December 31, 2015, the net change in unrealized depreciation on the swap contracts subject to equity price risk for the Giralda Fund and Risk-Managed Growth Fund was $137,524 and $11,770, respectively, which can be found on the Statements of Operations. For the six months ended December 31, 2015, no swaps were subject to other risk classifications.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Funds maintain a cash balance as collateral to secure their obligations under the swaps. The amounts posted as collateral for each broker were as follows, Societe Generale posted $570,393 to the Giralda Fund in cash; for Deutche Bank and Barclays, no cash collateral was required at December 31, 2015. For the Risk-Managed Growth Fund, Societe Generale, Deutche Bank and Barclays, no cash collateral was required at December 31, 2015. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. For the six months ended December 31, 2015, the Giralda Fund and Risk-Managed Growth Fund had net realized loss of $2,054,891 and $159,064, respectively, resulting from swap activity, and net realized gain of $777,799 and $85,853, respectively, resulting from options activity which can be found on the Statements of Operations.

The derivative instruments outstanding as of December 31, 2015 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Offsetting of Financial Assets and Derivative Assets – The Funds’ policy is to recognize a gross asset or liability equal to the gross appreciation (depreciation) of the derivative. During the year ended December 31, 2015, the Funds were subject to master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2015:

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2015

Giralda Fund

Assets:	Gross Amounts Not Offset in the Statement of Assets & Liabilities

	Gross Amounts
	Presented in the
	Statement of	Financial	Cash Collateral
Description	Assets & Liabilities	Instruments	(Pledged)/Received	Net Amount
Deutsche Bank	$107,234	$—	$—	$107,234
Societe Generale	604,391 *	—	—	604,391
	$711,625	$—	$—	$711,625

Liabilities
	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts
	Presented in the
	Statement of	Financial	Cash Collateral
Description	Assets & Liabilities	Instruments	(Pledged)/Received	Net Amount
Barclays	$(146,815)	$—	$—	$(146,815)
	$(146,815)	$—	$—	$(146,815)

Risk-Managed Growth Fund

Assets:	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts
	Presented in the
	Statement of	Financial	Cash Collateral
Description	Assets & Liabilities	Instruments	(Pledged)/Received	Net Amount
Deutsche Bank	$11,656	$—	$—	$11,656
Societe Generale	64,527 *	—	—	64,527
	$76,183	$—	$—	$76,183

Liabilities
	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts
	Presented in the
	Statement of	Financial	Cash Collateral
Description	Assets & Liabilities	Instruments	(Pledged)/Received	Net Amount
Barclays	$(14,681)	$—	$—	$(14,681)
	$(14,681)	$—	$—	$(14,681)

*	Amount represents gross receivable/payable due from/to counterparty relating to a swap that reset on December 31, 2015.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds did not have withholding taxes on foreign dividends for the six months ended December 31, 2015.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust. The Funds’ income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2015

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the six months ended December 31, 2015, related to uncertain tax positions taken on the returns filed for the open tax years 2013-2015 for the Giralda Fund and 2014-2015 for the Risk-Managed Growth Fund, or expected to be taken in both Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid semi-annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees - Pursuant to an investment advisory agreement with the Trust on behalf of the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by Giralda Advisors, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Funds. For the six months ended December 31, 2015, the Adviser earned advisory fees for the Giralda Fund and Risk-Managed Growth Fund of $1,000,892 and $107,953, respectively.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) at least until October 31, 2016, so that the total annual operating expenses of the Funds do not exceed 0.80% and 1.30% (the “expense limitation”) of the average daily net assets of the Giralda Fund’s Manager Class and Risk- Managed Growth Fund’s Class I shares, respectively (the “Waiver Agreement”). In addition to the Waiver Agreement, the Adviser had voluntarily agreed to waive its management fee for services rendered to the Giralda Fund’s Manager Class through March 1, 2015. Since March 2, 2015, the Adviser has contractually agreed to waive 0.50% of its management fee at least until October 31, 2016. For the six months ended December 31, 2015, the Adviser waived fees or reimbursed expenses for Giralda Fund and Risk-Managed Growth Fund in the amount of $500,446 and $19,648, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived, except any voluntary advisory fee waiver for the Manager Class of Giralda Fund may not be recouped. As of June 30, 2015, $69,118 of fee waivers or expense reimbursements was subject to recapture by the Adviser from the Risk-Managed Growth Fund of which $7,669 expires in June 30, 2017 and $61,449 expires in June 30, 2018.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”).

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2015

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2015, amounted to $361,665,497 and $393,980,473, respectively, for Giralda Fund and $42,165,286 and $42,664,512, respectively for Risk-Managed Growth Fund.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 60 days. The redemption fee is paid directly to the Funds. For the six months ended December 31, 2015, the Giralda Fund and Risk-Managed Growth Fund assessed $0 and $587, respectively, in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended June 30, 2015 was as follows:

	Ordinary	Long-Term	Return
	Income	Capital Gains	Of Capital	Total
Giralda Fund	$1,705,640	$2,157,734	$—	$3,863,374
Risk Managed Growth Fund	89,924	—	44,867	134,791

The Funds had no distributions for the period ended June 30, 2014.

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits
Giralda Fund	$—	$15,212,332	$—	$—	$61,663,286	$76,875,618
Risk Managed Growth Fund	—	—	(181,112)	(187,093)	1,052,933	684,728

The difference between book basis and tax basis unrealized appreciation, accumulated net income (loss) and accumulated net realized gain (loss) from security transactions and swap contracts is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open swap contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
December 31, 2015

Post October Losses
Giralda Fund	$—
Risk Managed Growth Fund	187,093

At June 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carry forwards utilized in the current year as follows:

	Non-Expiring			CLCF
	Short-Term	Long-Term	Total	Utilized
Giralda Fund	$—	$—	$—	$955,389
Risk Managed Growth Fund	181,112	—	181,112	—

Permanent book and tax differences, primarily attributable to tax adjustments for swaps and the reclassification of Fund distributions, resulted in reclassification for the year ended June 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Giralda Fund	$—	$(17,116)	$17,116
Risk Managed Growth Fund	—	(64,457)	64,457

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Giralda Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
December 31, 2015

As a shareholder of the Funds you incur (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period from July 1, 2015 through December 31, 2015.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account	Account	Paid	Account	Account	Paid	Annualized
	Value	Value	During	Value	Value	During	Expense
	7/1/15	12/31/15	Period*	7/1/15	12/31/15	Period*	Ratio

The Giralda Fund – Manager Class	$1,000.00	$ 971.10	$ 3.57	$1,000.00	$ 1,021.52	$ 3.66	0.72%
Giralda Risk-Managed Growth Fund – Class I	$1,000.00	$ 972.70	$ 6.45	$1,000.00	$ 1,018.60	$ 6.60	1.30%

*	Expenses Paid During Period are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the period ended December 31, 2015).

Giralda Fund and Giralda Risk-Managed Growth Fund* – Advisor: Giralda Advisors, LLC

In connection with the regular meeting held on December 8 & 9, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Giralda Advisors, LLC (“Giralda Advisors”) and the Trust, with respect to the Giralda Fund (“Giralda Fund”) and Giralda Risk-Managed Risk Growth Fund (“Giralda Risk”) (each a “Fund”, collectively referred to as the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Giralda Advisors has been an affiliate of Montage Securities since 2012, and manages approximately $220 million in assets, providing risk-managed exposure to equity markets aimed at limiting asset depreciation during market downturns while allowing asset appreciation in market uptrends. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Funds, noting the founding principal and CIO has over three decades of risk management and actuary experience, with other members of the investment team having financial industry experience in money management services and compliance. The Trustees remarked that Giralda Advisors underwent a seamless realignment of CCO responsibilities in March 2015, reassigning the previous CCO to an affiliate and appointing an experienced CCO from Montage to the Giralda Advisors. The Trustees noted that Giralda Advisors’ investment process utilizes a proprietary quantitative momentum- based sector rotation algorithm to execute a large cap equity strategy and a tail risk hedging strategy based on volatility to protect assets. The Trustees also noted that Giralda Advisors provides continuous analytical review and testing of the algorithm and continues to research into cost efficient equity tail hedges. The Trustees recognized the investment team’s depth of financial experience and expertise and the additional resources available from Giralda Advisors’ parent organization as beneficial. The Trustees noted that Giralda Advisors has remained consistent to their processes and further concluded that Giralda Advisors should continue to provide quality service to the Fund and shareholders.

Performance.

Giralda Fund. The Trustees reviewed the performance of the Fund over the 1-year period, noting that the Fund underperformed its peer group average, its benchmark indices, and the Morningstar Long/Short Equity category. The Trustees noted that the Fund outperformed its peer group average and Morningstar category average over the 2-year and 3-year periods, while underperforming its benchmark indices over the same time periods. The Trustees observed particularly volatile performance over the third quarter of 2015, but expressed satisfaction with the Fund’s 4-star rating from Morningstar over the 3-year period. After further discussion, the Trustees agreed that the Giralda Advisors is achieving the Fund’s objective and its performance is acceptable.

Giralda Risk. The Trustees reviewed the performance of the Fund over the 1-year period, noting that the Fund outperformed its blended benchmark, the Long/Short Equity Morningstar Category, and the Fund’s peer group average. After further discussion, the Trustees agreed that the Giralda Advisors is achieving the Fund’s objective over its short history and its performance is acceptable.

Fees and Expenses.

Giralda Fund. The Trustees compared the investment advisory fee charged to the Fund with the average advisory fee charged by funds in its peer group and the Morningstar category average. They noted that the advisory fee was higher than the peer group average and the Morningstar average, but within the range of both sets. As to the expense ratio, they noted that the Fund’s expense ratio was below the peer group average and the Morningstar average, due primarily to fee waivers. Overall they found the advisory fee was reasonable.

Giralda Risk. The Trustees compared the 1.00% annual investment advisory fee charged to the Fund with the average advisory fee (0.80%) charged by funds in its peer group and the Morningstar category average. They noted that the advisory fee was higher than the peer group average and the Morningstar average. As to the expense ratio, they noted that the Fund’s expense ratio was higher than the peer group average, while remaining well within the range, and below the Morningstar average. They noted that the advisor had waived a significant portion of its fee during the last fiscal year. Overall they found the advisory fee was reasonable.

Economies of Scale. The Trustees noted the advisor’s assertion that the advisor has not achieved meaningful economies of scale in managing either of the Funds, and was not likely to achieve further economies of scale because Giralda Fund is closed to new investors. The Trustees also recognized that the advisor was waiving fees for Giralda Risk. After discussion, the Trustees determined that economies of scale would be revisited when the advisory contract is next renewed.

Profitability. The Trustees reviewed a profitability analysis provided by the Giralda Advisors and noted that, based on the information provided, the advisor is not realizing a profit from its relationship with Giralda Fund. They noted that the reason the advisor has not been profitable from its relationship with the Funds is that it has waived a significant portion of its fees, as the investors are separately managed account clients of an affiliate, and the affiliate is paid for its services at the separate account level. The Trustees also determined that the advisor realized a modest profit, both in terms of total dollars received and in percentage of advisory fees earned, with respect to Giralda Risk. The Trustees concluded that the advisor has not been excessively profitable from its relationship with either Fund.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee is reasonable and that renewal of the agreement is in the best interests of NLFT and the shareholders of Giralda Fund and Giralda Risk.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities during the most recent year ending June 30 as well as a description of the policies and procedures that each Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855 -GIRALDA or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N- Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-GIRALDA.

Investment Adviser

Giralda Advisors, LLC

230 Park Avenue, Suite 1160

New York, NY 10169

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/7/16

By (Signature and Title)

/s/Kevin Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 3/7/16